                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-KA

                Current Report Pursuant to Section 13 or 15(d)

                    of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported)  February 7, 2001
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                            AFG Investment Trust A
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            (Exact name of registrant as specified in its charter)

          Delaware                  0-21396                  04-3157233
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(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)           File Number)            Identification No.)

          88 Broad Street, Boston, MA                          02110
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         (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (617) 854-5800
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________________________________________________________________________________
         (Former name or former address, if changed since last report)

                            AFG INVESTMENT TRUST A
                                   FORM 8-KA

General

This report on Form 8-KA provides financial statements and exhibits required pursuant to Item 7 of Form 8-K resulting from the acquisition of PLM International, Inc. ("PLM") by AFG Investment Trust A (the "Trust") Trust and three affiliated trusts (collectively the "Trusts"). Information required pursuant to Item 2, Acquisition of Disposition of Assets, is included in Form 8-K filed by the Trust on February 22, 2001.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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               (a)  Financial Statements of Business Acquired
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                    Audited Consolidated Financial Statements of PLM International, Inc. and subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2000 are incorporated by reference to Exhibit
                    99.1 included herein.

               (b)  Pro Forma Financial Information
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                    Unaudited Pro Forma Statement of Financial Position of AFG Investment Trust A as of December 31, 2000 and Unaudited Pro Forma Statement of Operations of AFG Investment Trust A for the year ended December 31, 2000 relating to the PLM acquisition are attached hereto as Exhibit 99.2 included herein.

               (c)  Exhibits
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                    Exhibit 23     Consent of KPMG LLP.

                    Exhibit 99.1 Audited Consolidated Balance Sheets of PLM International, Inc. and subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2000 are incorporated herein by reference to Item 8 of PLM International, Inc.'s 2000 Annual Report on Form 10-K filed with the Commission on March 29, 2001 (Commission File No.: 1-9670.)

                    Exhibit 99.2 Unaudited Pro Forma Statement of Financial Position of AFG Investment Trust A as of December 31, 2000 and Unaudited Pro Forma Statement of Operations of AFG Investment Trust A for the year ended December 31, 2000 are filed herewith.

                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 23, 2001             AFG INVESTMENT TRUST A
                                  By:  AFG ASIT Corporation, as Managing Trustee


                                  By: /s/ James A. Coyne
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                                      Name:  James A. Coyne
                                      Title: Senior Vice President

                                 EXHIBIT INDEX
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    Exhibit
     Number         Exhibit Name                                           Location
     ------         ------------                                           --------
     23           Consent of KPMG LLP                                      Filed herewith

     99.1         Audited Consolidated Balance Sheets of PLM               Incorporated by reference to Item
                  International, Inc. and subsidiaries as of               8 of PLM International, Inc.'s
                  December 31, 2000 and 1999, and the results of           Annual Report on Form 10-K for
                  their operations and their cash flows for each           the year ended December 31, 2000
                  of the years in the three-year period ended              (File No. 1-9670).
                  December 31, 2000.

     99.2         Unaudited Pro Forma Statement of Financial               Filed herewith.
                  Position of AFG Investment Trust A as of
                  December 31, 2000 and Unaudited  Pro Forma
                  Statement of Operations of AFG Investment Trust
                  A for the year ended December 31, 2000.